UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2023

Fat Projects Acquisition Corp

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40755	N/A
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27 Bukit Manis Road, Singapore	099892
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (65) 8590-2056

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one Class A Ordinary Share and One Redeemable Warrant	FATPU	The Nasdaq Stock Market LLC
Class A Ordinary Shares, $0.0001 par value per share	FATP	The Nasdaq Stock Market LLC
Redeemable Warrants, each warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	FATPW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

 Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 26, 2023, Fat Projects Acquisition Corp, a Cayman Islands exempt company limited by shares, with company registration number 374480 (the “Company”), received a written notice from the Listing Qualifications Department of The Nasdaq Stock Market (“Nasdaq”) indicating that since the Market Value of Publicly Held Shares of the Company was less than $15 million for the last 30 consecutive business days, the Company was no longer in compliance with the Nasdaq Global Market continued listing criteria set forth in Listing Rule 5450(b)(2)(C) which requires the Company to maintain a Market Value of Publicly Held Shares of at least $15 million (the “MVPHS Notice”). The MVPHS Notice additionally indicates that the Company, pursuant to the Listing Rules, has a compliance period of 180 calendar days in which it can regain compliance. Further, the MVPHS Notice states that, if at any time during the compliance period the Company closes at $15 million or more for a minimum of ten consecutive business days, Nasdaq will provide written confirmation of compliance and the matter will be closed.

Also on May 26, 2023, the Company received a second written notice from Nasdaq indicating that since the Market Value of Listed Securities was less than $50 million, the Company was no longer in compliance with the Nasdaq Global Market continued listing criteria set forth in Listing Rule 5450(b)(2)(A), which requires the Company to maintain a Market Value of Listed Securities of at least $50 million (the “MVLS Notice”). The MVLS Notice similarly indicates that the Company, pursuant to the Listing Rules, has a compliance period of 180 calendar days in which it can regain compliance. Further, The MVLS Notice states that, if at any time during the compliance period the Company closes at $50 million or more for a minimum of ten consecutive business days, Nasdaq will provide written confirmation of compliance and the matter will be closed.

The MVPHS Notice and the MVLS Notice are only notifications of deficiency and not notifications of imminent delisting. Neither the NVPHS Notice nor the MVLS Notice have a current effect on the listing or trading of the Company’s securities on the Nasdaq Global Market. The Company intends to take action to regain compliance with both Rule 5450(b)(2)(A) and Rule 5450(b)(2)(C) within the 180 calendar day compliance period.

Item 9.01. Exhibits.

Exhibit Number	Description of Exhibit
104	Cover Page Interactive Data File (embedded with the Inline XRBL document).

1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FAT PROJECTS ACQUISITION CORP.

Date: June 2, 2023	By:	/s/ David Andrada
David Andrada
Co-Chief Executive Officer

2